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                                                                    EXHIBIT 10.1


               LOAN EXTENSION AND GUARANTEE RATIFICATION AGREEMENT


         This LOAN EXTENSION AND GUARANTEE RATIFICATION Agreement (this "Agreement") is entered into as of this 31st day of March, 2004, by and between OPRYLAND HOTEL NASHVILLE, LLC, a Delaware limited liability company, having an address at c/o Gaylord Entertainment Company, One Gaylord Drive, Nashville, TN 37214, Attn: Chief Financial Officer ("Borrower") and LASALLE BANK NATIONAL ASSOCIATION, as Trustee under the Trust and Servicing Agreement, dated as of April 1, 2001, for the Commercial Mortgage Pass-Through Certificates, Series 2001-OPRY, having an address at 135 S. LaSalle Street, Suite 1625, Chicago, IL 60603, Attn: Asset-Backed Securities Trust Services Group--Opryland Hotel Trust, Series 2001-OPRY (together with its successors and assigns, "Lender").

                                    RECITALS

         WHEREAS, Borrower and Merrill Lynch Mortgage Lending, Inc. ("Original Lender") entered into that certain Amended and Restated Loan and Security Agreement, dated as of March 27, 2001 as amended by that certain Loan Modification Agreement dated as of April 1, 2001 (as may be further amended, modified, restated and in effect, from time to time, the "Loan Agreement"), pursuant to which Borrower obtained a loan (the "Loan") in the principal amount of $275,000,000. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings set forth in the Loan Agreement.

         WHEREAS, the Loan was assigned to Lender. Wells Fargo Bank, National Association (the "Servicer") currently acts as servicer of the Loan.

         WHEREAS, Section 2.5 of the Loan Agreement provides for two one-year extensions of the Maturity Date of the Loan provided that certain conditions are met.

         WHEREAS, Borrower desires to exercise its first one-year extension of the Maturity Date, which shall extend the Maturity Date to March 31, 2005, provided Borrower satisfies all of the terms and conditions contained in this Agreement and the Loan Documents.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

         1. Extended Maturity Date. The Maturity Date of the Loan shall be March 31, 2005.


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         2. Conditions Satisfied. Borrower hereby represents and warrants that all of the conditions precedent to the extension of the Maturity Date have been satisfied, including, without limitation, those set forth in Sections 2.3 and
2.5 of the Loan Agreement.

         3. Environmental and Hazardous Substance Indemnification Agreement. Borrower reaffirms and ratifies the terms and provisions of that certain Environmental and Hazardous Substance Indemnification Agreement, dated as of March 27, 2001, by and among Borrower and Original Lender (as amended, modified, restated and in effect from time to time, the "Environmental and Hazardous Substance Indemnification Agreement") and agrees that the obligations of Borrower thereunder are in no way diminished as a result of the extension of the Maturity Date of the Loan.

         4. Guaranty of Recourse Obligations. Gaylord Entertainment Company reaffirms and ratifies the terms and provisions of that certain Guaranty of Recourse Obligations, dated as of March 27, 2001, made by Gaylord Entertainment Company in favor of Original Lender (as amended, modified, restated and in effect from time to time, the "Guaranty of Recourse Obligations") and agrees that the obligations of Gaylord Entertainment Company thereunder are in no way diminished as a result of the extension of the Maturity Date of the Loan. Gaylord Entertainment Company represents, warrants and covenants that (a) it is a duly organized and validly existing corporation in good standing under the laws of Delaware, (b) it has the requisite power and authority to carry on its business as now being conducted, (c) it is duly qualified to do business in each jurisdiction in which the nature of its business makes such qualification necessary or desirable, (d) it has the requisite power to execute, deliver and perform its obligations under this Agreement, (e) this Agreement constitutes a legal, valid and binding obligation of Gaylord Entertainment Company, enforceable against it in accordance with its terms, (f) no consent, approval, order or authorization of any governmental authority or other Person is required in connection with the execution and delivery of this Agreement by Gaylord Entertainment Company and the performance and consummation of the transactions contemplated hereby, and (g) the execution and delivery of this Agreement by Gaylord and the performance and consummation of the transactions contemplated hereby do not and will not violate the charter and bylaws of Gaylord, any applicable law or regulation, any material judgment, order, writ, decree, statute, rule or regulation applicable to Gaylord or any material agreement to which Gaylord is a party or by which it is bound.

         5. Miscellaneous.

            (a) Borrower represents, warrants and covenants that, (i) Borrower
(A) is a duly organized and validly existing limited liability company in good standing under the laws of Delaware, (B) has the requisite power and authority to carry on its business as now being conducted, (C) is duly qualified to do business in each jurisdiction in which the nature of its business makes such qualification necessary or desirable and (D) has the requisite power to execute, deliver and perform its obligations under this Agreement, (ii) Borrower's name, as it appears in the organizational document on file in the state of Delaware, is Opryland Hotel Nashville, LLC, (iii) all UCC financing statements filed in connection with the Loan correctly


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and accurately reflect the Borrower's current address as set forth in the recitals hereto and organizational information as set forth in subsections (i) and (ii) of this Section, (iv) this Agreement and the documents executed in connection herewith constitute legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms, (v) no consent, approval, order or authorization of any governmental authority or other Person is required in connection with the execution and delivery of this Agreement by Borrower and the performance and consummation of the transactions contemplated hereby, and (vi) the execution and delivery of this Agreement by Borrower and the performance and consummation of the transactions contemplated hereby do not and will not violate the organizational documents of Borrower, any applicable law or regulation, any material judgment, order, writ, decree, statute, rule or regulation applicable to Borrower or any material agreement to which Borrower is a party or by which it is bound.

            (b) This Agreement applies to, inures to the benefit of, and binds all parties hereof, their heirs, legatees, devisees, administrators, executors, and permitted successors and assigns. This Agreement may not be amended, modified or otherwise changed in any manner except by a writing executed by all of the parties hereto.

            (c) In case any provision of this Agreement shall be invalid, illegal, or unenforceable, such provision shall be deemed to have been modified to the extent necessary to make it valid, legal, and enforceable. The validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            (d) Borrower shall execute and deliver such further instruments and perform such further acts as may be reasonably requested by Lender from time to time to confirm the provisions of this Agreement and the Loan Documents, to carry out more effectively the purposes of this Agreement and the Loan Documents, or to confirm the priority of any lien created by any of the Loan Documents.

            (e) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws provisions of said State.

            (f) The Loan Documents remain in full force and effect and Borrower hereby reaffirms and ratifies the Loan Documents. None of the representations, warranties or covenants contained herein shall in any way limit any representation, warranty or covenant contained in any Loan Document. This Agreement constitutes a "Loan Document" as defined in the Loan Agreement.

            (g) This Agreement may be signed in any number of counterparts by the parties hereto, all of which taken together shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have executed this Loan
Extension and Guarantee Ratification Agreement as of the date first written above.

                                       BORROWER:

                                       OPRYLAND HOTEL NASHVILLE, LLC,
                                       a Delaware limited liability company



                                       By:  /s/ David C. Kloeppel
                                            --------------------------------
                                             Name: David C. Kloeppel
                                             Title: Executive Vice President



                    [Signatures continued on following page]



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                                        LENDER:


                                        LASALLE BANK NATIONAL ASSOCIATION, a
                                        national banking association, as trustee for the holders of the Commercial Mortgage Pass-Through Certificates,
                                        Series 2001-OPRY

                                          By:  Wells Fargo Bank, National
                                               Association, as Servicer and
                                               Special Servicer under the Trust
                                               and Servicing Agreement, dated as
                                               of April 1, 2001, by and among
                                               OHN Finance, LLC, Wells Fargo
                                               Bank, National Association,
                                               LaSalle Bank National Association
                                               and ABN Amro Bank N.V.


                                               By:  /s/ Barbara B. Vaughn
                                                    ---------------------------
                                                    Name: Barbara B. Vaughn
                                                    Title: Vice President


                    [Signatures continued on following page]



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                                    Acknowledged and agreed solely for purposes
                                    of Section 4 of this Agreement:

                                    GAYLORD ENTERTAINMENT COMPANY, a
                                    Delaware corporation


                                    By:  /s/ David C. Kloeppel
                                         -------------------------------
                                         Name: David C. Kloeppel
                                         Title: Executive Vice President and
                                                Chief Financial Officer